EXHIBIT 99

April 26, 1996

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549-1004
Attn: Filing Desk, Stop 1-4

Dear Sirs/Madams:

Pursuant to the request of the above mentioned Company, we affirm that we have read and agree with the comments in Item 4 of Form 8-K for DCC Compact Classics, Inc. (Commission file No. 0-21114) dated April 22, 1996.

Very truly yours,

/s/ HENSON & COMPANY

Henson & Company